Other Income (Expense)	12 Months Ended
Dec. 31, 2014
OTHER INCOME (Expense) [Abstract]
Other Income (expense)
5.	OTHER INCOME (EXPENSE), NET

	For the years ended December 31,
	2012	2013	2014
	RMB	RMB	RMB
Government financial incentives	183,915	159,359	114,451
Foreign exchange (loss) / gain	(3,408)	(25,066)	(21,119)
(Loss) / gain recognized on foreign currency forward contracts (Note 23)	(22,476)	1,929	4,456
Bank charges	(18,893)	(5,333)	(15,643)
Donation expenses	(182)	(163)	(146)
Others	(10,140)	5,267	(6,117)
Other income, net	128,816	135,993	75,882

Government financial incentives represent cash subsidies received from the government. Cash subsidies which have no defined rules and regulations to govern the criteria necessary for companies to enjoy the benefits are recognized as other income when received. Other cash subsidies received from the government, for which the Group has to meet certain obligations, are initially recorded as liabilities and recognized as other income upon fulfilling the obligations.

Bank charges represent fees assessed by third party banks in relation to various short-term borrowings and long-term borrowings drawn from banks by the Group (Note 14, 16) and are expensed at the time they are incurred due to the shorter-term nature of the borrowings (generally one year or less) and the insignificance of the charges to the Group’s results of operations.